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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 March 14, 2002
                Date of Report (Date of earliest event reported)

                                 NUI CORPORATION
             (Exact name of Registrant as Specified in its Charter)

                                   New Jersey
                 (State or Other Jurisdiction of Incorporation)

                   1-08353                     22-3708029
           (Commission File Number) (IRS Employer Identification No.)

       550 Route 202-206, P.O. Box 760, Bedminster, New Jersey 07921-0760
                    (Address of principal executive offices)

                                 (908) 781-0500
              (Registrant's telephone number, including area code)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events

        In connection with the sale by NUI Corporation, a New Jersey corporation (the "Company"), to the public under its Registration Statement on Form S-3 (No. 333-81868), of up to 1,725,000 shares of common stock of the Company, no par value per share and associated preferred stock purchase rights, the Company entered into an Underwriting Agreement, dated March 14, 2002, with CIBC World Markets Corp., A.G. Edwards & Sons, Inc. and Robert W. Baird & Co. Incorporated as underwriters (the "Underwriting Agreement"). A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        c)      Exhibits

        1.1. Underwriting Agreement, dated March 14, 2002, among the Company, CIBC World Markets, Inc., A.G. Edwards & Sons, Inc. and Robert
                W. Baird & Co. Incorporated, as representatives of the several underwriters named therein.

        5.1     Opinion of Pitney, Hardin, Kipp & Szuch LLP.


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                                   SIGNATURES

NUI CORPORATION

/s/ James R. Van Horn
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James R. Van Horn
Chief Administrative Officer,
General Counsel and Secretary


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